UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 17, 2017

RAYONIER ADVANCED MATERIALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36285	46-4559529
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Riverplace Boulevard, Jacksonville, Florida 32207

(Address of principal executive offices) (Zip Code)

(904) 357-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On July 17, 2017, Rayonier Advanced Materials Inc. (the “Company”) and Tembec Inc. (“Tembec”) issued a joint press release regarding the previously disclosed proposed statutory arrangement under Section 192 of the Canada Business Corporations Act involving the acquisition by the Company of all of the outstanding shares of Tembec. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release entitled “Rayonier Advanced Materials Reiterates Commitment to Acquire Tembec on Agreed Terms” issued July 17, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2017

Rayonier Advanced Materials Inc. (Registrant)

By:	/s/ Michael R. Herman
Name:	Michael R. Herman
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to Form 8-K]

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release entitled “Rayonier Advanced Materials Reiterates Commitment to Acquire Tembec on Agreed Terms” issued July 17, 2017.